SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 27, 2003



                             VA SOFTWARE CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                      000-28369             77-0399299
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                    Identification Number)


                              47071 Bayside Parkway
                               Freemont, CA 94538
                    (Address of principal executive offices)

                                 (510) 687-7000
              (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS
                                -----------------

     Item 7.      Financial Statements and Exhibits
     Item 9.      Information Being Furnished Under Item 12

SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1


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ITEM 7.  Financial Statements and Exhibits

(c)        Exhibits

Exhibit No.                          Description
----------   -------------------------------------------------------------------
99.1         Press Release of VA Software Corporation issued on August 27, 2003


ITEM 12. Results of Operations and Financial Condition.

         On August 27, 2003, VA Software Corporation ("VA Software") issued a press release regarding its financial results for the quarter ended July 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

         The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Use of Non-GAAP Financial Information


         In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, VA Software uses non-GAAP financial results. Non-GAAP net income and earnings per share exclude amortization of intangible assets and deferred stock compensation, impairment of goodwill, intangible assets and other long-term assets, as well as restructuring costs and other special charges. These non-GAAP adjustments are provided to enhance the user's overall understanding of current financial performance and prospects for the future. Specifically, VA believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that VA believes are not indicative of core operating results. In addition, because VA has historically reported non-GAAP results to the investment community, VA believes the inclusion of non-GAAP numbers provides consistency in financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The method VA uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:      August 27, 2003

                                VA SOFTWARE CORPORATION

                                By:  /s/ Kathleen R. McElwee
                                  ------------------------------------------
                                Kathleen R. McElwee
                                Vice President and Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit No.                          Description
----------   -------------------------------------------------------------------
99.1         Press Release of VA Software Corporation issued on August 27, 2003



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